AMAG Pharmaceuticals First Quarter 2019 Financial Results May 7, 2019 © 2019 AMAG Pharmaceuticals, Inc. All© rights 2019 reservedAMAG Pharmaceuticals, Inc. All rights reserved 1

Forward-Looking Statements This presentation contains forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (PSLRA) and other federal securities laws. Any statements contained herein which do not describe historical facts, including, among others, AMAG’s expectations for its product and product candidate portfolio, including the anticipated regulatory and clinical trial timelines for AMAG’s product candidates, including ciraparantag, AMAG-423 and Vyleesi; beliefs about novel pipeline assets being the future value drivers of the company; AMAG’s beliefs regarding Feraheme’s market share and further commercial opportunity; expectations related to the impact of changes to AMAG’s copay program on Intrarosa’s gross to net revenues; beliefs about Intrarosa’s market share and commercial opportunity; expectations regarding the impact of strong salesforce promotion and direct to consumer campaign on Intrarosa growth; AMAG’s beliefs regarding the market share and commercial opportunity for the Makena products; beliefs about the underlying demand for the subcutaneous auto-injector, the status of the Makena IM supply outage and that the temporary supply constraints for the intramuscular Makena product will be resolved in the second quarter of 2019; AMAG’s beliefs regarding payer and physician support of the Makena auto-injector; AMAG’s beliefs regarding the results of the Makena PROLONG trial, expectations for timing of the Company’s meeting with the FDA and for publication of a peer-reviewed article; AMAG’s beliefs regarding the impact of its direct-to-consumer disease state awareness campaign related to bremelantotide; characterizations of and beliefs about study and market data for the Company’s products and product candidates; AMAG’s expectations regarding the anticipated PDUFA date for Vyleesi; AMAG’s expectations regarding the efficacy of its direct-to-consumer campaign for Vyleesi; AMAG’s beliefs regarding the clinical development timeline for ciraparantag, including the timing, design, scope and objectives of planned Phase 3/4 programs and the potential receipt of milestone payments; AMAG’s expectations that it will use a coagulometer as part of its Phase 3b/4 clinical trial for ciraparantag; beliefs about the revenues driven by the continued growth of Feraheme, the Makena auto-injector, and Intrarosa; AMAG’s expectations regarding future research and development expenses and expansion of its hematology and oncology sales force; AMAG’s accomplishments and first quarter financial results, including the market share captured by AMAG’s products and such products’ performance; AMAG’s 2019 goals, 2019 financial guidance, including forecasted GAAP operating loss and non-GAAP adjusted EBITDA, and key inputs and drivers thereof; and beliefs about the strength of AMAG’s balance sheet and expectations to transform the Company’s profile in 2019 (including the key goals in connection therewith) are based on management’s current expectations and beliefs and are forward‐looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward‐looking statements. Such risks and uncertainties include, among others, challenges with commercialization efforts of AMAG’s portfolio of products and product candidates, including any impact from its recent restructuring initiative; the risk that sales of branded and generic formulations of Makena will continue to be negatively impacted by the supply disruption and recent and future generic entries in the market, including if the supply disruption is not remediated on the expected timeline, or at all; the risk that the FDA will not approve new suppliers for the Makena IM product in a timely manner, or at all, and, even if approved, the risk that any such newly approved supplier will encounter similar supply disruptions or that AMAG will otherwise be unable to meet demand for its products; the risk that the Makena brand will incur reputational harm as result of the supply outage or recently disclosed study results, which could harm AMAG’s ability to retain or regain market share and could further negatively impact sales; and those risks identified in AMAG’s filings with the U.S. Securities and Exchange Commission (SEC), including its Annual Report on Form 10‐K for the year ended December 31, 2018 and subsequent filings with the SEC, which are available at the SEC’s website at www.sec.gov. Any such risks and uncertainties could materially and adversely affect AMAG’s results of operations, its profitability and its cash flows, which would, in turn, have a significant and adverse impact on AMAG’s stock price. AMAG cautions you not to place undue reliance on any forward‐looking statements, which speak only as of the date they are made. AMAG disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward‐looking statements. AMAG Pharmaceuticals®, the "A" logo, and "Feraheme® are registered trademarks of AMAG Pharmaceuticals, Inc. VyleesiTM is a trademark of AMAG Pharmaceuticals, Inc. Makena® is a registered trademark of AMAG Pharma USA, Inc. Intrarosa® is a registered trademark of Endoceutics, Inc. Other trademarks referenced in this report are the property of their respective owners. © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 2

Agenda 1 Q1-2019 Highlights and Recent Developments 2 Update on Commercial Products 3 Update on Development Pipeline Assets 4 Q1-2019 Financial Overview 5 Closing Remarks / Q&A © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 3

Q1-2019 Highlights and Recent Developments • Promoted Tony Casciano to Chief Commercial Officer – Led the successful launches of the Makena subcutaneous (SC) auto-injector and the Feraheme broad label • Feraheme – Achieved 59% growth in Feraheme quarterly net sales year-over-year • Makena – SC auto-injector captured 54% volume market share of all FDA-approved hydroxyprogesterone caproate (HPC) products – Intramuscular (IM) supply constraints impacted overall Makena revenues in Q1-2019 • Intrarosa – Revised copay savings program improved net price, however impacted TRx volume in the quarter • Completed integration of Perosphere Pharmaceuticals and progressed ciraparantag clinical program • Reaffirming 2019 financial guidance © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 4

AMAG: Leveraging Two Strong Commercial Platforms Hematology and Women’s/Maternal Health Future ciraparantag AMAG-423 Commercial Hematology Women’s Health Maternal Health 48 sales representatives => Heme clinics & hospitals 124 sales representatives => OB/GYNS Strong Commercial Platform © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 5

Feraheme® Intrarosa® Makena® VyleesiTM Ciraparantag 6

Feraheme Continues to Grow with Expanded Label

Record First Quarter 2019 Revenue ($M)



$25.1
59%
$40.0
Q1-2018
Q1-2019

Feraheme Growth

- Strong execution with expanded IDA label
  - Performance-based contracting drove volume, with stable price
- Q1-2019 average market share was 16.1%, compared with 11.2% in Q1-2018[1]
  - Greater than 30% share in hematology/oncology segment
- Strong IV iron market growth of more than 9% year over year[1]
  - Opportunity for further growth with educational initiatives with gastroenterologists and OB/GYNs

[1] AMAG estimates market share and market growth using IQVIA data and internal analytics. In January 2019, IQVIA began using a new reporting methodology to reflect more accurate data. Overall Rx numbers are 15%-20% lower than previously reported using the new IQVIA methodology.

IV IRON DEFICIENCY ANEMIA: FERAHEME
© 2019 AMAG Pharmaceuticals, Inc. All rights reserved
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Feraheme® Intrarosa® Makena® VyleesiTM Ciraparantag 8

Intrarosa Revenue and Market Share Trending Upward Quarterly Revenue Intrarosa Overall Market Share1 Q1-2019 $8.0 ($M) • Rx market volume impacted by $7.0 deductible resets with start of new year $5.9 4.4% $6.0 TRx NRx 4.2% • Modified patient copay savings $5.0 program $4.4 4.0% $4.0 3.8% • Combination of women’s health 3.6% and maternal health sales forces in $3.0 February 2019 $2.2 3.4% $2.0 3.2% • Strong salesforce promotion and DTC campaign expected to drive $1.0 3.0% growth in 2019 2/1/19 2/8/19 3/1/19 3/8/19 4/5/19 $0.0 1/4/19 1/11/19 1/18/19 1/25/19 2/15/19 2/22/19 3/15/19 3/22/19 3/29/19 4/12/19 4/19/19 Q1-2018 Q4-2018 Q1-2019 1 Intrarosa market share data based on IQVIA Xponent Plantrak data. WOMEN’S HEALTH: INTRAROSA © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 9

Feraheme® Intrarosa® Makena® VyleesiTM Ciraparantag 10

Makena Revenue Q1-2019

Strong SC auto-Injector volume growth overshadowed by gross-to-net charges


$46.9
$35.1
$45.8
$42.8
($3.5)
($5.0)
($6.0)
$31.3
Q4-2018
Q1-2019 Pro-forma[1]
Failure-to-supply penalty
Higher gov't rebates
Change in Medicaid estimates for prior period reserves
Q1-2019
Makena SC
Makena IM
AGx IM
Total Makena

Q1-2019

- **Makena SC auto-injector**
  - Recorded revenue of $37.8M
- **Makena IM**
  - Recorded $3.0M of profit share through AGx sales (limited supply)
- **Makena IM Supply Update**
  - Expect resolution in Q2-2019 and AGx partner to be fully resupplied

[1] Q1-2019 pro-forma Makena SC auto-injector of $42.8M includes recorded revenue of $37.8M plus $5.0M related to the company's estimate of higher government rebates related to the IM supply constraints.

MATERNAL HEALTH: MAKENA
© 2019 AMAG Pharmaceuticals, Inc. All rights reserved
11

Continued Strong Physician Support of the SC Auto-injector

All FDA-approved hydroxyprogesterone caproate (HPC) TRxs[1]


Q4-2018
47%
9%
22%
22%
Q1-2019
1%
54%
11%
34%
SC AI
Branded IM
AGx IM
Other IM Generics

SC Auto-injector Q1-2019 vs. Q4-2018

- Grew market share by 7 percentage points
- Achieved 40% volume growth over Q4-2018
- Continued favorable payer and prescriber support
  - Broad payer coverage
- 66% of prescriptions state 'dispense as written'[2]
- Value of Makena Care Connection®

[1] Specialty Pharmacy Demand Data; Valuecentric 867 Data; IQVIA SMART US Edition Integrated View – NSP.
[2] Makena Care Connection enrollment data.

MATERNAL HEALTH: MAKENA

© 2019 AMAG Pharmaceuticals, Inc. All rights reserved

12

PROLONG Study – WSJ Article “Medical Groups Say It’s Too Early To Make A Call” March 18, 2019 “The American College of • PROLONG did not confirm the original efficacy results of the Obstetricians and Gynecologists, the Meis trial, but did confirm favorable safety profile Society for Maternal-Fetal Medicine • Very different patient populations studied in PROLONG & Meis and March of Dimes said they stand • Prior clinical trials have demonstrated efficacy by their current recommendations of • Timeline: synthetic hormone injections and will – Q3-2019: Meeting with FDA evaluate information as it comes to . No immediate action anticipated light.” – Timing for publication of peer-reviewed article to be determined MATERNAL HEALTH: MAKENA © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 13

TM Feraheme® Intrarosa® Makena® VyleesiTM Ciraparantag 14

AMAG Data Presentations at ACOG Annual Meeting May 3-6  Nashville, TN Vyleesi (bremelanotide)1 Feraheme (ferumoxytol) Research Podium Session Research Poster Session “Bremelanotide for HSDD: Contraceptive Subgroups “Sustained Improvements in Anemia and Fatigue of AUB Efficacy Analysis” after a Single Course of Ferumoxytol: 6-month Follow-up” Conclusion: Independent of the type of contraceptive Conclusion: Study found that for the majority of patients, used, bremelanotide demonstrated significant improvements in fatigue and improvements in sexual desire and related quality of life domains were achieved and distress in premenopausal women with HSDD sustained for 6 months following a single treatment of ferumoxytol Research Poster Session “Efficacy of Bremelanotide Across HSDD Duration Subgroups” Conclusion: Bremelanotide demonstrated efficacy in premenopausal women regardless of HSDD duration Bremelanotide significantly restored sexual desire across HSDD duration quartiles and showed improvements in decreasing distress 1 Safety and efficacy of bremelanotide have not been established by the FDA. © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 15

Unbranded Disease State Awareness Campaigns Launched Bremelanotide PDUFA date: June 23, 2019 Healthcare Provider (HCP) Direct-to-Consumer (DTC) Disease State Awareness Disease State Awareness Campaign Launch, March 2019 Campaign Launch, April 2019 — — • It’s Not About Sex campaign unblush campaign launched on debuted at ISSWSH on March 7 April 30 includes: and was also presented at • Website: unblush.com ACOG in early May • Video • Social media content • The digital campaign, which launched on March 25, has • Media/journalists event hosted generated benchmark- by Conde Nast in New York City exceeding metrics, including 570k impressions and over 3k visits to HerHSDD.com in the first week alone • First campaign email to HCPs saw a 46% open rate WOMEN’S HEALTH: VYLEESI © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 16

Feraheme® Intrarosa® Makena® VyleesiTM Ciraparantag 17

Ciraparantag Clinical Development Program Progressing Planning for End of Phase 2 meeting with FDA 2H-2019 prior to initiating Phase 3b/4 clinical trial • Whole blood clotting time (WBCT) is currently a manual Automated coagulometer measures WBCT in ~2 minutes measure of the time it takes for blood to clot – clinically relevant physiologic outcome • WBCT (manual) was the clinical endpoint measured in the Phase 2b clinical trials • Perosphere Technologies has developed an automated coagulometer to measure WBCT1 – Investigative Device Exemption (IDE) for coagulometer will be submitted to FDA prior to initiating Phase 3a trial – Pre submission meeting with FDA scheduled – IDE submission expected mid year • Preparing applications for breakthrough and orphan designations 1 AMAG has entered into an agreement with Perosphere Technologies for rights to a automated coagulometer, which could be utilized in the Phase 3 clinical program. HEMATOLOGY: CIRAPARANTAG © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 18

Financial Overview 19

First Quarter Financial Results

$M	Q1-2019	Q1-2018[1]
Makena	$31.3	$90.0
Feraheme/MuGard	40.1	25.2
Intrarosa	4.4	2.2
Total revenues	**$75.8**	**$117.4**
Cost of product sales	18.5	63.9
Research and development expenses	18.0	10.9
Acquired in-process research and development	74.9	20.0
Selling, general and administrative expenses	74.7	73.4
Restructuring expenses	7.4	--
Total costs and expenses	**193.5**	**168.2**
Operating loss	**($117.7)**	**($50.8)**
Non-GAAP adjusted EBITDA[2]	**($26.6)**	**$30.0**

- Operating expense summary
  - Increases driven by:
    - Acquired IPR&D of ~$75M related to acquisition of Perosphere
    - One-time restructuring charge of $7.4M related to combining the Women's and Maternal Health sales forces
    - R&D higher related to ongoing clinical development programs, including AMAG-423 and ciraparantag
  - Partially offset by lower cost of product sales of $45.5M due to decrease in amortization of Makena intangible asset
- Adjusted EBITDA loss aligned with company's plan and strategic evolution

[1] Excludes Cord Blood Registry's financial results.
[2] See slide 28 for a reconciliation of GAAP to non-GAAP financial results.

© 2019 AMAG Pharmaceuticals, Inc. All rights reserved

20

Strong Balance Sheet ($M) 3/31/19 12/31/18 Cash, cash equivalents and investments $267 $394 Short-term debt: Convertible senior notes (2.5%) due Feb. 2019 $0 $21 Long-term debt: Convertible senior notes (3.25%) due 2022 $320 $320 FINANCIAL OVERVIEW © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 21

Reaffirming 2019 Financial Guidance

($M)	2019 Financial Guidance[1]
Total revenue	$365 - $415
Operating loss[2]	($206) - ($176)
Adjusted EBITDA	($65) - ($35)

Key inputs and drivers of financial guidance

- Revenues driven by
  - Continued growth of Feraheme, Makena SC auto-injector and Intrarosa
  - Resolution of Makena IM supply issue
  - ~$20M in expected ciraparantag development milestone payments from a global pharma partner
- Spending includes increase in R&D
  - Completion of Phase 2 development of ciraparantag, initiation of Phase 3a trial
  - Continuing enrollment of AMAG-423 Phase 2b/3a trial
- SG&A
  - Impact of consolidation of women's health and maternal health sales forces
  - Anticipated launch of Vyleesi in Q3-2019
  - Modest expansion of hematology/oncology sales team

[1] See slide 29 for a reconciliation of GAAP to non-GAAP financial guidance.
[2] As previously reported, the 2019 operating loss guidance range issued in January 2019 excluded the potential accounting impact for the acquisition of Perosphere, which had not closed at that time. The operating loss guidance range has now been adjusted to incorporate the $74.9 million accounting impact of the Perosphere acquisition, which was recorded in the first quarter of 2019.

© 2019 AMAG Pharmaceuticals, Inc. All rights reserved

22

AMAG's Growing Innovative Pipeline

Progress on 2019 goals

	Product	Indication	Phase 1	Phase 2	Phase 3	Regulatory Review	Approved/ Marketed
HEMATOLOGY	Ciraparantag	Anticoagulant reversal agent *(potential for orphan drug designation)*					
HEMATOLOGY	Feraheme® ferumoxytol injection	Treatment of iron deficiency anemia					
WOMEN'S HEALTHCARE	AMAG-423 Digoxin Immune Fab (ovine)	Treatment of severe preeclampsia *(orphan drug designation)*					
WOMEN'S HEALTHCARE	vyleesi bremelanotide injection	Treatment of low desire or libido with associated distress (HSDD*) in premenopausal women					
WOMEN'S HEALTHCARE	Intrarosa® Prasterone vaginal inserts	Treatment for moderate to severe dyspareunia (pain during sex) in postmenopausal women					
WOMEN'S HEALTHCARE	Makena® hydroxyprogesterone caproate injection	Treatment to reduce recurrent preterm birth in certain at-risk women					

* HSDD: Hypoactive Sexual Desire Disorder

© 2019 AMAG Pharmaceuticals, Inc. All rights reserved

amag PHARMACEUTICALS

23

Significant Shareholder Value at AMAG Historical Value Drivers Fund Future Value Drivers ciraparantag AMAG-423 Fundingfunding HISTORICAL Value of AMAG FUTURE Value of AMAG © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 24

AMAG Analyst Day – May 22, 2019

amag PHARMACEUTICALS
ANALYST DAY 2019
NEW YORK
MAY 22, 2019

Please join senior executives and Key Opinion leaders to discuss AMAG's product portfolio and development pipeline

7:30 a.m. - Breakfast and Registration
8:30 a.m. - Presentations and Q&A
12:00 p.m. - Buffet Lunch with Management & KOLs

RSVP
by May 6th

Linda Lennox, llennox@amagpharma.com
Karen Granville, kgranville@amagpharma.com

Space is limited

FEATURED EXTERNAL SPEAKERS:

AMAG-423 (in development for the treatment of severe preeclampsia)

- **John Barton, MD**, OB/GYN, MFM specialist at Baptist Health, Lexington, KY
- **Baha Sibai, MD**, Professor, Department of OB/GYN and Reproductive Sciences, UT Physicians Maternal-Fetal Medicine Center, Texas Medical Center
- **Q&A with panel**

Vyleesi™ (in development for HSDD; PDUFA date: June 23rd)

- **David Portman, MD**, Founder, Director Emeritus, Principal Investigator, The Columbus Center for Women's Health
- **Sheryl Kingsberg, PhD**, Chief, Division of Behavioral Medicine, University Hospitals Cleveland Medical Center, Cleveland, OH
- **HSDD patient** – fireside chat with patient and Dr. Kingsberg
- **Q&A with panel**

Ciraparantag (in development as an anticoagulant reversal agent)

- **Jack Ansell, MD**, former Chairman, Department of Medicine at Lenox Hill; Professor of Medicine at NYU School of Medicine
- **Joseph Bledsoe, MD,** Dept. of Emergency Medicine, Intermountain Healthcare, Salt Lake City, UT; Stanford University medical faculty: Intermountain-Stanford collaborative
- **C. Michael Gibson, MD**, Interventional cardiologist, cardiovascular researcher, Beth Israel Deaconess Medical Center, Boston, MA
- **Q&A with panel**

© 2019 AMAG Pharmaceuticals, Inc. All rights reserved
25

AMAG Pharmaceuticals First Quarter 2019 Financial Results Q&A © 2019 AMAG Pharmaceuticals, Inc. All© rights 2019 reservedAMAG Pharmaceuticals, Inc. All rights reserved 26

Appendix 27

Reconciliation of GAAP to Non-GAAP Financial Results $M Q1-2019 Q1-2018 Operating loss ($117.7) ($50.8) Depreciation and intangible asset amortization 4.4 53.2 Non-cash inventory step-up adjustments -- 2.2 Stock-based compensation 4.2 4.8 Acquisition-related costs 0.2 -- Adjustments to contingent consideration -- 0.6 Acquired IPR&D 74.9 20.0 Restructuring 7.4 -- Adjusted EBITDA ($26.6) $30.0 APPENDIX © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 28

Reconciliation of GAAP to Non-GAAP 2019 Financial Guidance 2019 Financial Guidance ($M) Operating loss1 ($206) – ($176) Depreciation & intangible asset amortization 36 Stock-based compensation 22 Non-cash inventory step up and adjustments to contingent consideration 1 Acquired IPR&D 75 Restructuring 7 Adjusted EBITDA ($65) – ($35) 1 2019 operating loss guidance originally issued in January 2019 excluded the potential accounting impact for the acquisition of Perosphere Pharmaceuticals Inc., which closed later in January 2019. The $74.9 million accounting impact has been added to the 2019 operating loss guidance in the table above. APPENDIX © 2019 AMAG Pharmaceuticals, Inc. All rights reserved 29

AMAG Pharmaceuticals First Quarter 2019 Financial Results May 7, 2019 © 2019 AMAG Pharmaceuticals, Inc. All© rights 2019 reservedAMAG Pharmaceuticals, Inc. All rights reserved 30